                                                                 EXHIBIT-99.(13)

                           SCHEDULE OF COMPUTATION OF
             TOTAL RETURN INFORMATION FOR THE LIFE SEPARATE ACCOUNT
                         PERSONAL ANNUITY GROWTH EQUITY

                                                        October 1, 2001                  30 months (From April 3, 2000
                                                               to                        commencement of operations to
                                                       September 30, 2002                    September 30, 2002)
                                                       ------------------                    -------------------
Hypothetical initial                                        $1,000.00                             $1,000.00
payment of $1,000 (P)

Accumulation unit value:
At start of period (A)                                       $12.6127                              $26.1634
At end of period (B)                                          $9.4914                               $9.4914

Ending value of hypothetical investment                       $752.53                               $362.77
(EV) = P  x  (B/A)

Cumulative rate of total return =                              -24.75%                               -63.72%
((EV/P)-1)  x  100

Number of years in                                                  1                                  2.50
period (n)
                       n
Net change factor (1+T)  = EV/P                               0.75253                               0.36277

Average annual compound rate of total                          -24.75%                               -33.33%
return (T)

                           SCHEDULE OF COMPUTATION OF
             TOTAL RETURN INFORMATION FOR THE LIFE SEPARATE ACCOUNT
                        PERSONAL ANNUITY GROWTH & INCOME

                                                        October 1, 2001                 30 months (From April 3, 2000
                                                               to                       commencement of operations to
                                                       September 30, 2002                    September 30, 2002)
                                                            ---------                             ---------
Hypothetical initial                                        $1,000.00                             $1,000.00
payment of $1,000 (P)

Accumulation unit value:
At start of period (A)                                       $18.5486                              $26.8134
At end of period (B)                                         $14.4941                              $14.4941

Ending value of hypothetical investment                       $781.41                               $540.55
(EV) = P  x  (B/A)

Cumulative rate of total return =                              -21.86%                               -45.94%
((EV/P)-1)  x  100

Number of years in                                                  1                                  2.50
period (n)
                       n
Net change factor (1+T)  = EV/P                               0.78141                               0.54055

Average annual compound rate of total                          -21.86%                               -21.80%
return (T)

                           SCHEDULE OF COMPUTATION OF
             TOTAL RETURN INFORMATION FOR THE LIFE SEPARATE ACCOUNT
                      PERSONAL ANNUITY INTERNATIONAL EQUITY

                                                         October 1, 2001                30 months (From April 3, 2000
                                                                to                      commencement of operations to
                                                        September 30, 2002                   September 30, 2002)
                                                        ------------------                   -------------------
Hypothetical initial                                        $1,000.00                             $1,000.00
payment of $1,000 (P)

Accumulation unit value:
At start of period (A)                                       $12.1157                              $22.7839
At end of period (B)                                         $10.4214                              $10.4214

Ending value of hypothetical investment                       $860.16                               $457.40
(EV) = P  x  (B/A)

Cumulative rate of total return =                              -13.98%                               -54.26%
((EV/P)-1)  x  100

Number of years in                                                  1                                  2.50
period (n)
                       n
Net change factor (1+T)  = EV/P                               0.86016                                0.4574

Average annual compound rate of total                          -13.98%                               -26.85%
return (T)

                           SCHEDULE OF COMPUTATION OF
             TOTAL RETURN INFORMATION FOR THE LIFE SEPARATE ACCOUNT
                         PERSONAL ANNUITY SOCIAL CHOICE

                                                        October 1, 2001                30 months (From April 3, 2000
                                                               to                      commencement of operations to
                                                       September 30, 2002                   September 30, 2002)
                                                            ---------                             ---------
Hypothetical initial                                        $1,000.00                             $1,000.00
payment of $1,000 (P)

Accumulation unit value:
At start of period (A)                                       $19.2174                              $26.7035
At end of period (B)                                         $15.4004                              $15.4004

Ending value of hypothetical investment                       $801.38                               $576.72
(EV) = P  x  (B/A)

Cumulative rate of total return =                              -19.86%                               -42.33%
((EV/P)-1)  x  100

Number of years in                                                  1                                  2.50
period (n)
                       n
Net change factor (1+T)  = EV/P                               0.80138                               0.57672

Average annual compound rate of total                          -19.86%                               -19.75%
return (T)

                           SCHEDULE OF COMPUTATION OF
       TOTAL RETURN INFORMATION FOR THE LIFE SEPARATE ACCOUNT STOCK INDEX

                                                         October 1, 2001                 45 months (From January 4, 1999
                                                               to                         commencement of operations to
                                                       September 30, 2002                      September 30, 2002)
                                                       ------------------                      -------------------
Hypothetical initial                                        $1,000.00                                $1,000.00
payment of $1,000 (P)

Accumulation unit value:
At start of period (A)                                       $23.0286                                 $26.0969
At end of period (B)                                         $18.6703                                 $18.6703

Ending value of hypothetical investment                       $810.74                                  $715.42
(EV) = P  x  (B/A)

Cumulative rate of total return =                              -18.93%                                  -28.46%
((EV/P)-1)  x  100

Number of years in                                                  1                                     3.74
period (n)
                       n
Net change factor (1+T)  = EV/P                               0.81074                                  0.71542

Average annual compound rate of total                          -18.93%                                   -8.56%
return (T)